                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carl E. Fasig his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 1997 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 23rd day of February, 1998.


                                            /s/ FRANK M. HEFFERNAN, JR.
                                            ----------------------------
                                            FRANK M. HEFFERNAN, JR.

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carl E. Fasig his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 1997 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 23rd day of February, 1998.


                                            /s/ T. KIMBALL BROOKER
                                            ----------------------------
                                            T. KIMBALL BROOKER

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carl E. Fasig his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 1997 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 23rd day of February, 1998.

                                            /s/ JOHN G. CAMPBELL
                                            ----------------------------
                                            JOHN G. CAMPBELL

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carl E. Fasig his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 1997 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 23rd day of February, 1998.


                                            /s/ ROBERT E. GALLAGHER
                                            ----------------------------
                                            ROBERT E. GALLAGHER

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carl E. Fasig his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 1997 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 23rd day of February, 1998.


                                            /s/ JACK M. GREENBERG
                                            ----------------------------
                                            JACK M. GREENBERG

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carl E. Fasig his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 1997 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 23rd day of February, 1998.


                                            /s/ PHILIP A. MARINEAU
                                            ----------------------------
                                            PHILIP A. MARINEAU

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carl E. Fasig his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 1997 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 23rd day of February, 1998.


                                            /s/ WALTER F. MC CLURE
                                            ----------------------------
                                            WALTER F. MC CLURE

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carl E. Fasig his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 1997 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 23rd day of February, 1998.


                                            /s/ JAMES R. WIMMER
                                            ----------------------------
                                            JAMES R. WIMMER